UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                             SECURITIES ACT OF 1934


      Date of Report (Date of earliest event reported) July 17, 2009
      -------------------------------------------------------------------

                          AMCON DISTRIBUTING COMPANY
                          --------------------------
           (Exact name of registrant as specified in its charter)


   DELAWARE                         1-15589                    47-0702918
------------------------------------------------------------------------------
(State or other                   (Commission                (IRS Employer
jurisdiction of                   File Number)             Identification No.)
incorporation)


                       7405 Irvington Road, Omaha, NE 68122
                       ------------------------------------
                (Address of principal executive offices) (Zip Code)


                                (402) 331-3727
                                --------------
             (Registrant's telephone number, including area code)


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     Written communications pursuant to Rule 425 under the Securities Act (17 ---- CFR 230.425)

      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR ---- 240.14a-12)

     Pre-commencement communications pursuant to Rule 14d-2(b) under the ---- Exchange Act (17 CFR 240.14d-2(b))

     Pre-commencement communications pursuant to Rule 13e-4(c) under the ---- Exchange Act (17 CFO 240.13e-4(c))


ITEM 2.02      RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On July 17, 2009, AMCON Distributing Company ("AMCON or "Company") issued a press release announcing its financial results for the third fiscal quarter ended June 30, 2009. A copy of the press release is attached to this report as an exhibit and is incorporated herein by reference.

The information in this report (including the exhibit) shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information set forth in this report (including the exhibit) shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

         EXHIBIT NO.       DESCRIPTION

         99.1 Press release, dated July 17, 2009, issued by AMCON Distributing Company announcing financial results for the third fiscal quarter ended June 30, 2009



                                   SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                AMCON DISTRIBUTING COMPANY
                                     (Registrant)


Date: July 17, 2009             By:      Andrew C. Plummer
                                         -------------------------
                                Name:    Andrew C. Plummer
                                Title:   Vice President &
                                           Chief Financial Officer

















                             Exhibit 99.1


AMCON DISTRIBUTING COMPANY ANNOUNCES FULLY DILUTED EARNINGS OF $9.57 PER COMMON SHARE FOR THE THIRD FISCAL QUARTER ENDED JUNE 30, 2009

                              NEWS RELEASE

Chicago, IL, July 17, 2009 - AMCON Distributing Company ("AMCON") (AMEX:DIT), an Omaha, Nebraska based consumer products company is pleased to announce fully diluted earnings per share of $9.57 for the third fiscal quarter ended June 30, 2009.

"This was an excellent quarter for the Company. We continued to perform well in both our segments. Moreover, we successfully completed the divestiture of our discontinued water assets and were able to significantly reduce long term debt," said Christopher Atayan, AMCON's Chairman and Chief Executive Officer. "Our entire management team is diligently implementing our focused business strategy. In tough economic times our emphasis on fundamentals stands out among the competition. We believe this serves our customers and shareholders well and the operating results are a testament to that."

On July 2, 2009, Mr. Atayan announced that he acquired 102,964 shares of common stock and 20,000 shares of series A convertible preferred from William Wright, the founder of the Company. "This is a significant personal investment for my family and reflects my confidence in the management team of our company and the strong relationships we have with our vendors and customers" added Atayan.

AMCON's wholesale distribution business reported revenues of $233.8 million and operating income before depreciation and amortization of $4.9 million in the third fiscal quarter of 2009. AMCON's retail health food business reported revenues of $9.1 million and operating income before depreciation and amortization of $0.9 million for the same period.

Kathleen Evans, President of AMCON's wholesale distribution business commented, "We were able to build on the momentum from our spring trade show this quarter. Our ability to work closely with vendors to develop opportunities for our customers is one of our strengths relative to our
competition.   In addition, we continue to emphasize our diverse selection of food service products as this enables our customers to increase their profits."

Eric Hinkefent, President of AMCON's retail health food business commented, "Market conditions continue to be challenging. We are continuing to make investments in our stores to make sure they are in a strong competitive position. We are also seeing attractive opportunities for store expansion. If the right opportunities present themselves, we will not hesitate to open new stores in our primary markets."

"This quarter, as previously announced, our inventory and revolving credit facility returned to normalized levels. The completion of our divestiture of our discontinued water assets reduced long-term debt by $5.0 million. At the same time, we were able to retire $3.6 million of other long-term debt and accrued interest with a one-time payment of $0.8 million. The total reduction of long-term debt and accrued interest associated with this transaction was $8.6 million. The total after tax gain on the transaction was $4.7 million," noted Andrew Plummer, AMCON's Chief Financial Officer. "Our stockholder's equity grew to $21.0 million during the period. We continue to maintain high levels of liquidity which inures to the benefit of our customers."

AMCON is a leading wholesale distributor of consumer products, including beverages, candy, tobacco, groceries, food service, frozen and chilled foods, and health and beauty care products with distribution centers in Illinois, Missouri, Nebraska, North Dakota and South Dakota. Chamberlin's Natural Foods, Inc. and Health Food Associates, Inc., both wholly-owned subsidiaries of The Healthy Edge, Inc., operate health and natural product retail stores in central Florida (6), Kansas, Missouri, Nebraska and Oklahoma (4). The retail stores operate under the names Chamberlin's Market & Cafe and Akins Natural Foods Market.

This news release contains forward-looking statements that are subject to risks and uncertainties and which reflect management's current beliefs and estimates of future economic circumstances, industry conditions, Company performance and financial results. A number of factors could affect the future results of the Company and could cause those results to differ materially from those expressed in the Company's forward-looking statements including, without limitation, availability of sufficient cash resources to conduct its business and meet its capital expenditures needs. Moreover, past financial performance should not be considered a reliable indicator of future performance. Accordingly, the Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 with respect to all such forward-looking statements.

Visit AMCON Distributing Company's web site at: www.amcon.com

For Further Information Contact:
Christopher H. Atayan
AMCON Distributing Company
Ph 312-327-1770
Fax: 312-527-3964


























                               AMCON Distributing Company and Subsidiaries
                                  Condensed Consolidated Balance Sheets
                                  June 30, 2009 and September 30, 2008
----------------------------------------------------------------------------------------------------
                                                                       June 2009         September
                                                                      (Unaudited)           2008
                                                                     ------------       ------------
ASSETS
Current assets:
  Cash                                                               $    410,404       $    457,681
  Accounts receivable, less allowance for doubtful accounts
   of $1.2 million and $0.8 million, respectively                      28,506,716         27,198,414
  Inventories, net                                                     35,285,633         37,330,969
  Deferred income taxes                                                 1,705,820          1,260,609
  Current assets of discontinued operations                                     -             18,947
  Prepaid and other current assets                                      3,206,891          3,519,650
                                                                     ------------       ------------
     Total current assets                                              69,115,464         69,786,270

Property and equipment, net                                            10,798,795         10,907,541
Goodwill                                                                5,848,808          5,848,808
Other intangible assets, net                                            3,373,269          3,373,269
Deferred income taxes                                                           -            234,171
Non-current assets of discontinued operations                                   -          2,032,047
Other assets                                                            1,063,975          1,123,252
                                                                     ------------       ------------
                                                                     $ 90,200,311       $ 93,305,358
                                                                     ============       ============
LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
  Accounts payable                                                   $ 15,034,390       $ 14,738,214
  Accrued expenses                                                      7,940,022          5,275,697
  Accrued wages, salaries and bonuses                                   2,599,148          2,636,699
  Income taxes payable                                                  5,043,290            313,021
  Current liabilities of discontinued operations                                -          4,041,837
  Current maturities of credit facility                                 3,046,000          3,046,000
  Current maturities of long-term debt                                  1,480,307            787,128
                                                                     ------------       ------------
     Total current liabilities                                         35,143,157         30,838,596

Credit facility, less current maturities                               23,199,769         32,155,005
Deferred income taxes                                                   1,104,891                  -
Long-term debt, less current maturities                                 5,240,060          6,525,881
Noncurrent liabilities of discontinued operations                               -          6,542,310

Series A cumulative, convertible preferred stock, $.01 par value,
   100,000 shares authorized and issued, liquidation preference
   $25.00 per share                                                     2,500,000          2,438,355
Series B cumulative, convertible preferred stock, $.01 par value,
   80,000 shares authorized and issued, liquidation preference
   $25.00 per share                                                     2,000,000          1,857,645
Series C cumulative, convertible preferred stock, $.01 par value,
   80,000 shares authorized and issued at September 30, 2008,
   liquidation preference $25.00 per share                                      -          1,982,372

Shareholders' equity:
  Preferred stock, $0.01 par, 1,000,000 shares authorized,
    180,000 shares outstanding and issued in Series A and B
    at June 30, 2009 and 260,000 shares outstanding and issued
    in Series A, B and C at September 30, 2008 referred to above                -                  -
  Common stock, $0.01 par value, 3,000,000 shares authorized,
    570,397 shares outstanding at June 2009 and September 2008              5,704              5,704
  Additional paid-in capital                                            7,378,056          6,995,948
  Retained earnings                                                    13,628,674          3,963,542
                                                                     ------------       ------------
     Total shareholders' equity                                        21,012,434         10,965,194
                                                                     ------------       ------------
                                                                     $ 90,200,311       $ 93,305,358
                                                                     ============       ============







AMCON Distributing Company and Subsidiaries
Condensed Consolidated Unaudited Statements of Operations
for the three and nine months ended June 30, 2009 and 2008
---------------------------------------------------------------------------------------------------------
                                                   For the three months           For the nine months
                                                       ended June                     ended June
                                            -----------------------------   -----------------------------
                                                 2009            2008            2009            2008
                                            -------------   -------------   -------------   -------------
Sales (including excise taxes of $77.4
 million and $53.6 million, and $171.0
 million and $151.5 million, respectively)  $ 242,817,927   $ 223,397,392   $ 655,637,536   $ 624,472,299

Cost of sales                                 225,753,469     207,135,083     605,481,395     577,272,429
                                            -------------   -------------   -------------   -------------
Gross profit                                   17,064,458      16,262,309      50,156,141      47,199,870
                                            -------------   -------------   -------------   -------------
Selling, general and administrative expenses   12,800,612      12,959,518      38,625,335      37,866,602
Depreciation and amortization                     273,650         340,983         884,972       1,043,266
                                            -------------   -------------   -------------   -------------
                                               13,074,262      13,300,501      39,510,307      38,909,868
                                            -------------   -------------   -------------   -------------
Operating income                                3,990,196       2,961,808      10,645,834       8,290,002
                                            -------------   -------------   -------------   -------------
Other expense (income):
 Interest expense                                 368,048         635,523       1,265,834       2,354,883
 Other (income), net                              (43,600)        (17,958)        (84,143)        (90,437)
                                            -------------   -------------   -------------   -------------
                                                  324,448         617,565       1,181,691       2,264,446
                                            -------------   -------------   -------------   -------------
Income from continuing operations
 before income tax expense                      3,665,748       2,344,243       9,464,143       6,025,556
Income tax expense                              1,411,000         857,000       3,614,000       2,226,000
                                            -------------   -------------   -------------   -------------
Income from continuing operations               2,254,748       1,487,243       5,850,143       3,799,556

Discontinued operations
 Gain on asset disposal and
  debt settlement, net of income
  tax expense of $2.7 million                   4,666,264               -       4,666,264               -

 Income (loss) from discontinued operations,
  net of income tax expense (benefit) of
  $0.01 million and ($0.1) million, & ($0.1)
  million & ($0.2) million, respectively           13,105         (98,441)       (186,370)       (291,881)
                                            -------------   -------------   -------------   -------------
Income (loss) on discontinued operations        4,679,369         (98,441)      4,479,894        (291,881)


Net income                                      6,934,117       1,388,802      10,330,037       3,507,675

Dividends on convertible preferred stock          (74,052)       (104,386)       (493,786)       (314,306)
                                            -------------   -------------   -------------   -------------

Net income available to common shareholders $   6,860,065   $   1,284,416   $   9,836,251   $   3,193,369
                                            =============   =============   =============   =============
  Basic earnings (loss) per share
   available to common shareholders:
    Continuing operations                   $        3.97   $        2.57   $        9.78   $        6.50
    Discontinued operations                          8.52           (0.18)           8.17           (0.54)
                                            -------------   -------------   -------------   -------------
  Net basic earnings per share
   available to common shareholders         $       12.49   $        2.39   $       17.95   $        5.96
                                            =============   =============   =============   =============
  Diluted earnings (loss) per share
   available to common shareholders:
    Continuing operations                   $        3.11   $        1.75   $        7.37   $        4.46
    Discontinued operations                          6.46           (0.12)           5.65           (0.34)
                                            -------------   -------------   -------------   -------------
  Net diluted earnings per share
   available to common shareholders         $        9.57   $        1.63   $       13.02   $        4.12
                                            =============   =============   =============   =============
Weighted average shares outstanding:
  Basic                                           549,397         537,064         547,859         536,002
  Diluted                                         724,833         851,911         793,610         850,898


AMCON Distributing Company and Subsidiaries
Condensed Consolidated Unaudited Statements of Cash Flows
for the nine months ended June 30, 2009 and 2008
---------------------------------------------------------------------------------------------------
                                                                           2009            2008
                                                                       ------------    ------------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income                                                           $ 10,330,037    $  3,507,675
  Deduct: Income (loss) from discontinued operations,
            net of tax                                                    4,479,894        (291,881)
                                                                       ------------    ------------
  Income from continuing operations                                       5,850,143       3,799,556

  Adjustments to reconcile net income from
   continuing operations to net cash flows
    from operating activities:
     Depreciation                                                           884,972       1,016,465
     Amortization                                                                 -          26,801
     Loss (gain) on sale of property and equipment                           26,468         (36,417)
     Stock based compensation                                               398,700         302,350
     Excess tax deficiency on equity-based awards                            16,592               -
     Deferred income taxes                                                  893,851       2,000,291
     Provision for losses on doubtful accounts                              489,038         238,000
     Provision for losses on inventory obsolescence                         331,319         118,976

  Changes in assets and liabilities:
     Accounts receivable                                                 (1,797,340)      2,072,959
     Inventories                                                          1,714,017      (8,110,310)
     Prepaid and other current assets                                       312,759       1,674,160
     Other assets                                                            59,277        (253,247)
     Accounts payable                                                      (365,711)       (236,455)
      Accrued expenses and accrued wages, salaries and bonuses            2,625,568        (666,365)
     Income tax payable                                                   4,713,677        (170,366)
                                                                       ------------    ------------
Net cash flows from operating activities - continuing operations         16,153,330       1,776,398
Net cash flows from operating activities - discontinued operations       (2,673,712)       (112,866)
                                                                       ------------    ------------
Net cash flows from operating activities                                 13,479,618       1,663,532

CASH FLOWS FROM INVESTING ACTIVITIES:
     Purchases of property and equipment                                   (784,221)       (667,268)
     Proceeds from sales of property and equipment                          102,406          74,821
                                                                       ------------    ------------
Net cash flows from investing activities                                   (681,815)       (592,447)

CASH FLOWS FROM FINANCING ACTIVITIES:
     Net payments on bank credit agreements                              (8,955,236)       (453,482)
     Principal payments on long-term debt                                  (604,975)       (448,306)
     Proceeds from exercise of stock options                                      -         119,636
     Excess tax deficiency on vesting equity-based awards                   (16,592)              -
     Redemption of Series C convertible preferred stock                  (2,000,000)              -
     Dividends paid on convertible preferred stock                         (272,158)       (314,306)
     Dividends on common stock                                             (171,119)        (45,485)
                                                                       ------------    ------------
Net cash flows from financing activities - continuing operations        (12,020,080)     (1,141,943)
Net cash flows from financing activities - discontinued operations         (825,000)              -
                                                                       ------------    ------------
Net cash flows from financing activities                                (12,845,080)     (1,141,943)
                                                                       ------------    ------------
Net change in cash                                                          (47,277)        (70,858)

Cash, beginning of period                                                   457,681         717,554
                                                                       ------------    ------------
Cash, end of period                                                    $    410,404    $    646,696
                                                                       ============    ============











Supplemental disclosure of cash flow information:
  Cash paid during the period for interest                              $ 1,347,690    $ 2,488,101
  Cash paid during the period for income taxes                              612,473        221,076

Supplemental disclosure of non-cash information:
  Constructive dividends on Series A, B, and C
   Convertible Preferred Stock                                              221,628              -
  Acquisition of equipment through capital leases                            12,333        277,624
  Equipment acquisitions classified as accounts payable                     108,546              -

  TSI disposition - discontinued operations
    Property and equipment, net                                          (2,032,047)             -
    Accrued expenses                                                       (925,452)             -
    Long-term debt                                                       (6,945,548)             -
    Deferred gain on CPH Settlement                                      (1,542,312)             -
